UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2014

DCB FINANCIAL CORP
(Exact name of registrant as specified in its charter)

Ohio	0-22387	31-1469837
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

110 Riverbend Avenue, Lewis Center, Ohio 43035
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (740) 657-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On November 13, 2014, DCB Financial Corp, ( “DCBF”), the parent holding company of The Delaware County Bank & Trust Company (the “Bank”), issued a press release announcing its unaudited results of operations and financial condition for and as of, respectively, the three and nine months ended September 30, 2014. The press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

The following exhibit is furnished herewith:

Exhibit
Number	Exhibit Description
99.1	DCB Financial Corp Announces Third Quarter 2014 Results dated November 13, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DCB FINANCIAL CORP

Date: November 13, 2014
	By:	/s/ J. Daniel Mohr
J. Daniel Mohr
Executive Vice President and
Chief Financial Officer